================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 333-114111

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Total
                                                  Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville,
                                        Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:  James S. Hamman, Jr., Secretary,
                                        Calamos Advisors LLC
                                        2020 Calamos Court
                                        Naperville, Illinois
                                        60563-2787

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: November 1, 2004 through April 30, 2006

================================================================================

ITEM 1. REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).


                                   [PICTURE]

                                          CALAMOS GLOBAL TOTAL RETURN FUND (CGO)

                                                Semiannual Report April 30, 2006


                                                      [CALAMOS INVESTMENTS LOGO]

                                    [PHOTO]

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Table of Contents

Letter to Shareholders.................................................     1

Investment Team Interview..............................................     5

Schedule of Investments................................................    11

Statement of Assets and Liabilities....................................    19

Statement of Operations................................................    20

Statements of Changes In Net Assets....................................    21

Notes to Financial Statements..........................................    22

Financial Highlights...................................................    32

Report of Independent Registered Public
     Accounting Firm...................................................    33

Other Information......................................................    34

About Closed-End Funds.................................................    37

Leverage...............................................................    38

Level Rate Distribution Policy.........................................    39

Automatic Dividend Reinvestment Plan...................................    40

Calamos Closed-End Funds...............................................    41

Letter to Shareholders

[PHOTO OF JOHN P. CALAMOS]

Dear Fellow Shareholders:

Thank you for your investment in CALAMOS GLOBAL TOTAL RETURN FUND (CGO).

We submit for your review this semi-annual shareholder report for the six-month period ended April 30, 2006.

GLOBAL OPPORTUNITY

We completed the initial public offering for CALAMOS GLOBAL TOTAL RETURN FUND in October 2005. As long-term investors that believe in the power of democracy and freedom to promote wealth creation and improve living standards, we see an exciting period ahead. Globalization continues to blur the line between the meaning of "domestic" and "foreign," as investments are being defined not so much by national borders but by their opportunity for growth. We believe three major trends -- Democracy and capitalism, Globalization, and Demographics -- continue to drive the transformation to a global marketplace.

We believe democracy and capitalism lead to wealth creation, promoting freedom, transparency of government, and private property rights, all of which lower the costs of capital. This, in turn, improves returns on capital, a very bullish sign.

Globalization has lead to spectacular growth in trade and the most rapid improvement in living standards in history. Along with democracy, technology continues to drive globalization by altering economies, benefiting consumers and providing jobs in emerging countries. Finally, Demographics has to do with the concept that developed nations are aging and will continue to consume while developing nations have the young populations that want to work. We believe this is producing a virtuous circle of production, consumption and rising living standards.

We offered CGO in an attempt to capitalize on some of the powerful secular trends that will shape the world and its consumers, producers, politics and capital. Regarding CGO, our goal was to build a portfolio that makes the most of the

                                                      Global Total Return Fund
                                      Letter to Shareholders SEMIANNUAL REPORT 1

Letter to Shareholders

global growth story and delivers a combination of capital appreciation and current income to its shareholders. This report provides shareholders with the first six months of the Fund's performance.

PERFORMANCE

The Fund performed as expected, producing a total return of 18.16% based on net asset value (NAV), which compared favorably with the total return of the equity markets, represented by the S&P 500 Index's(1) total return of 9.64%. However, closed-end funds are complex in that while the actual fund value is calculated on a share basis and reflected in its NAV, the fund itself is traded, where market price is determined by buyers and sellers. As of the date of this report, CGO is trading at a discount.

Current shareholders can accumulate more shares of the Fund through the Dividend Reinvestment Plan ("The Plan"). The Plan is an efficient method for purchasing additional shares with a potential for cost savings. To learn more about the Fund's dividend reinvestment plan please visit us on the web at www.calamos.com/cgo.aspx.

INVESTMENT OBJECTIVE

As a reminder, the Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and high-yield securities worldwide. CGO has capital appreciation potential with a significant portion of assets in equity and equity-sensitive securities such as convertibles and high-yield bonds from issuers worldwide as well as dynamic asset allocation with emphasis on the balance of risk and reward

SINCE INCEPTION NAV AND MARKET HISTORY AS OF APRIL 30, 2006

                             [LINE GRAPH]


   DATE       NAV     MARKET
----------   ------   ------
10/27/2005   14.290   15.000
10/28/2005   14.290   15.010
10/31/2005   14.290   15.000
 11/1/2005   14.290   15.010
 11/2/2005   14.310   15.010
 11/3/2005   14.350   15.000
 11/4/2005   14.350   15.010
 11/7/2005   14.370   15.000
 11/8/2005   14.340   15.000
 11/9/2005   14.350   15.010
11/10/2005   14.360   15.000
11/11/2005   14.390   15.000
11/14/2005   14.360   15.000
11/15/2005   14.350   15.010
11/16/2005   14.340   15.010
11/17/2005   14.410   15.000
11/18/2005   14.490   15.000
11/21/2005   14.540   15.000
11/22/2005   14.540   13.850
11/23/2005   14.590   13.450
11/25/2005   14.580   13.400
11/28/2005   14.540   13.430
11/29/2005   14.530   13.350
11/30/2005   14.500   13.350
 12/1/2005   14.610   13.220
 12/2/2005   14.680   13.400
 12/5/2005   14.680   13.360
 12/6/2005   14.710   13.370
 12/7/2005   14.690   13.450
 12/8/2005   14.680   13.300
 12/9/2005   14.720   13.310
12/12/2005   14.770   13.430
12/13/2005   14.820   13.580
12/14/2005   14.870   13.450
12/15/2005   14.810   13.320
12/16/2005   14.830   13.370
12/19/2005   14.860   13.450
12/20/2005   14.850   13.700
12/21/2005   14.900   13.860
12/22/2005   14.920   13.900
12/23/2005   14.920   13.600
12/27/2005   14.880   13.460
12/28/2005   14.830   13.700
12/29/2005   14.850   13.720
12/30/2005   14.830   14.170
  1/3/2006   15.020   14.160
  1/4/2006   15.140   14.210
  1/5/2006   15.040   14.140
  1/6/2006   15.150   14.330
  1/9/2006   15.190   14.320
 1/10/2006   15.140   14.320
 1/11/2006   15.220   14.560
 1/12/2006   15.150   14.450
 1/13/2006   15.210   14.350
 1/17/2006   15.130   14.300
 1/18/2006   15.010   14.300
 1/19/2006   15.230   14.220
 1/20/2006   15.130   14.300
 1/23/2006   15.200   14.270
 1/24/2006   15.250   14.340
 1/25/2006   15.300   14.300
 1/26/2006   15.370   14.120
 1/27/2006   15.450   14.260
 1/30/2006   15.450   14.300
 1/31/2006   15.500   14.360
  2/1/2006   15.520   14.310
  2/2/2006   15.450   14.190
  2/3/2006   15.330   14.240
  2/6/2006   15.350   14.290
  2/7/2006   15.230   14.230
  2/8/2006   15.250   14.200
  2/9/2006   15.300   14.180
 2/10/2006   15.250   14.150
 2/13/2006   15.150   14.200
 2/14/2006   15.270   14.230
 2/15/2006   15.290   14.200
 2/16/2006   15.350   14.240
 2/17/2006   15.350   14.220
 2/21/2006   15.410   14.450
 2/22/2006   15.460   14.400
 2/23/2006   15.460   14.300
 2/24/2006   15.490   14.210
 2/27/2006   15.520   14.450
 2/28/2006   15.450   14.440
  3/1/2006   15.500   14.550
  3/2/2006   15.550   14.420
  3/3/2006   15.520   14.480
  3/6/2006   15.430   14.260
  3/7/2006   15.190   14.300
  3/8/2006   15.170   14.290
  3/9/2006   15.120   14.650
 3/10/2006   15.190   14.350
 3/13/2006   15.330   14.150
 3/14/2006   15.430   14.350
 3/15/2006   15.540   14.440
 3/16/2006   15.640   14.400
 3/17/2006   15.630   14.460
 3/20/2006   15.630   14.430
 3/21/2006   15.540   14.400
 3/22/2006   15.640   14.480
 3/23/2006   15.580   14.450
 3/24/2006   15.660   14.450
 3/27/2006   15.680   14.500
 3/28/2006   15.550   14.500
 3/29/2006   15.640   14.480
 3/30/2006   15.760   14.590
 3/31/2006   15.720   14.700
  4/3/2006   15.810   14.680
  4/4/2006   15.960   14.630
  4/5/2006   16.130   14.500
  4/6/2006   16.210   14.540
  4/7/2006   16.040   14.360
 4/10/2006   16.040   14.430
 4/11/2006   15.940   14.240
 4/12/2006   15.910   14.180
 4/13/2006   15.900   14.100
 4/17/2006   16.020   14.180
 4/18/2006   16.260   14.420
 4/19/2006   16.410   14.370
 4/20/2006   16.390   14.420
 4/21/2006   16.440   14.240
 4/24/2006   16.400   14.460
 4/25/2006   16.310   14.300
 4/26/2006   16.410   14.250
 4/27/2006   16.440   14.370
 4/28/2006   16.510   14.440
11/10/2005   14.360   15.000
11/11/2005   14.390   15.000
11/14/2005   14.360   15.000
11/15/2005   14.350   15.010
11/16/2005   14.340   15.010
11/17/2005   14.410   15.000
11/18/2005   14.490   15.000
11/21/2005   14.540   15.000
11/22/2005   14.540   13.850
11/23/2005   14.590   13.450
11/25/2005   14.580   13.400
11/28/2005   14.540   13.430
11/29/2005   14.530   13.350
11/30/2005   14.500   13.350
 12/1/2005   14.610   13.220
 12/2/2005   14.680   13.400
 12/5/2005   14.680   13.360
 12/6/2005   14.710   13.370
 12/7/2005   14.690   13.450
 12/8/2005   14.680   13.300
 12/9/2005   14.720   13.310
12/12/2005   14.770   13.430
12/13/2005   14.820   13.580
12/14/2005   14.870   13.450
12/15/2005   14.810   13.320
12/16/2005   14.830   13.370
12/19/2005   14.860   13.450
12/20/2005   14.850   13.700
12/21/2005   14.900   13.860
12/22/2005   14.920   13.900
12/23/2005   14.920   13.600
12/27/2005   14.880   13.460
12/28/2005   14.830   13.700
12/29/2005   14.850   13.720
12/30/2005   14.830   14.170
  1/3/2006   15.020   14.160
  1/4/2006   15.140   14.210
  1/5/2006   15.040   14.140
  1/6/2006   15.150   14.330
  1/9/2006   15.190   14.320
 1/10/2006   15.140   14.320
 1/11/2006   15.220   14.560
 1/12/2006   15.150   14.450
 1/13/2006   15.210   14.350
 1/17/2006   15.130   14.300
 1/18/2006   15.010   14.300
 1/19/2006   15.230   14.220
 1/20/2006   15.130   14.300
 1/23/2006   15.200   14.270
 1/24/2006   15.250   14.340
 1/25/2006   15.300   14.300
 1/26/2006   15.370   14.120
 1/27/2006   15.450   14.260
 1/30/2006   15.450   14.300
 1/31/2006   15.500   14.360
  2/1/2006   15.520   14.310
  2/2/2006   15.450   14.190
  2/3/2006   15.330   14.240
  2/6/2006   15.350   14.290
  2/7/2006   15.230   14.230
  2/8/2006   15.250   14.200
  2/9/2006   15.300   14.180
 2/10/2006   15.250   14.150
 2/13/2006   15.150   14.200
 2/14/2006   15.270   14.230
 2/15/2006   15.290   14.200
 2/16/2006   15.350   14.240
 2/17/2006   15.350   14.220
 2/21/2006   15.410   14.450
 2/22/2006   15.460   14.400
 2/23/2006   15.460   14.300
 2/24/2006   15.490   14.210
 2/27/2006   15.520   14.450
 2/28/2006   15.450   14.440
  3/1/2006   15.500   14.550
  3/2/2006   15.550   14.420
  3/3/2006   15.520   14.480
  3/6/2006   15.430   14.260
  3/7/2006   15.190   14.300
  3/8/2006   15.170   14.290
  3/9/2006   15.120   14.650
 3/10/2006   15.190   14.350
 3/13/2006   15.330   14.150
 3/14/2006   15.430   14.350
 3/15/2006   15.540   14.440
 3/16/2006   15.640   14.400
 3/17/2006   15.630   14.460
 3/20/2006   15.630   14.430
 3/21/2006   15.540   14.400
 3/22/2006   15.640   14.480
 3/23/2006   15.580   14.450
 3/24/2006   15.660   14.450
 3/27/2006   15.680   14.500
 3/28/2006   15.550   14.500
 3/29/2006   15.640   14.480
 3/30/2006   15.760   14.590
 3/31/2006   15.720   14.700
  4/3/2006   15.810   14.680
  4/4/2006   15.960   14.630
  4/5/2006   16.130   14.500
  4/6/2006   16.210   14.540
  4/7/2006   16.040   14.360
 4/10/2006   16.040   14.430
 4/11/2006   15.940   14.240
 4/12/2006   15.910   14.180
 4/13/2006   15.900   14.100
 4/17/2006   16.020   14.180
 4/18/2006   16.260   14.420
 4/19/2006   16.410   14.370
 4/20/2006   16.390   14.420
 4/21/2006   16.440   14.240
 4/24/2006   16.400   14.460
 4/25/2006   16.310   14.300
 4/26/2006   16.410   14.250
 4/27/2006   16.440   14.370
 4/28/2006   16.510   14.440

  Global Total Return Fund
2 SEMIANNUAL REPORT Letter to Shareholders

                                                          Letter to Shareholders

throughout all market cycles. It has a long-term focus, with the goal of capital gains significantly adding to the earned income component of the portfolio. As part of our income focus in CGO, we utilize leverage of approximately 31% of the Fund's total assets, providing potential to enhance return. We also generate income from option premiums by selling options on the value of the Fund's managed assets.

Notice that NAV increased due to good performance. However, market price is flat, creating what is called a discount to NAV.

We believe the closed-end fund marketplace values high current income and will pay premium prices for higher yields. CGO's total-return focus is based on a defensive approach to equity exposure, combining large-stock allocation with equity-sensitive convertible and corporate securities. Although this approach has produced a solid total return, the marketplace has focused on yield and has priced the portfolio at a discount.

LEVEL DISTRIBUTION POLICY

The Fund's distribution policy is also a key consideration for our shareholders. Last year we announced the Fund's adoption of a level rate distribution policy. We believe that closed-end fund investors value an attractive and stable monthly distribution. Our level distribution policy seeks to manage and optimize total return through net investment income, net realized short-term capital gains potential and return of capital, if deemed appropriate to optimize shareholder returns.

OUR HISTORY OF INNOVATION

CALAMOS INVESTMENTS has a history of producing innovative closed-end fund vehicles that offer a dynamic approach to asset allocation. We were one of the first firms to introduce closed-end fund investors to the merits of combining convertible securities with other securities such as stocks and corporate bonds, aiming to provide total return with current income in a risk-managed framework.

Calamos is dedicated to superior investment performance. The Fund is an example of the way we have created new strategies based on our core expertise to help you achieve and benefit from greater portfolio diversification. Diversification is a recognized way to try to reduce some of the risk that comes with investing.

At CALAMOS INVESTMENTS, we regard ourselves first and foremost as risk managers. The surest way of building wealth is protecting principle. We believe that by combining convertible and corporate fixed-income securities, which provide significant income potential as well as exposure to the equity market's upside

                                                     Global Total Return Fund
                                     Letter to Shareholders SEMIANNUAL REPORT  3

Letter to Shareholders

potential, we can offer our shareholders the potential for long-term wealth creation in a manner consistent with our focus on risk management.

CONSIDER OTHER CALAMOS STRATEGIES

At Calamos, our mission is to assist you and your financial advisor in achieving your financial goals. To that end, we have created a number of innovative strategies that may be helpful in building wealth while managing risk. Talk to your financial advisor about other Calamos strategies that may fit your investment objectives.

STAY CONNECTED WITH CALAMOS

I welcome the opportunity to address shareholders in these reports but urge you to stay connected with Calamos via our website www.calamos.com where you will find timely portfolio details, our outlook and special reports.

THANK YOU

Thank you for the confidence you have placed in our team, investment process and the Calamos Closed-End Funds. We will do our utmost to continue to earn your trust and look forward to serving your long-term investment plan.

Sincerely,

/s/ John P. Calamos, Sr.

JOHN P. CALAMOS, SR.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

(1)The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

This report is presented for informational purposes and should not be considered investment advice.

   Global Total Return Fund
4  SEMIANNUAL REPORT Letter to Shareholders

Investment Team Interview

WITH THE CALAMOS INVESTMENT TEAM LED BY CO-CHIEF INVESTMENT OFFICERS, JOHN P. CALAMOS, SR. AND NICK P. CALAMOS

HOW DOES THE FUND FIT IN AN INVESTOR'S OVERALL ASSET ALLOCATION?

The Fund should be considered as a defensive approach to participation in the broad global equity market, offering investors the opportunity for significant long-term total return while they receive an attractive monthly distribution. By combining global equities, global convertibles and high-yield corporate securities, the Fund has the capacity to generate capital gains as well as income, taking advantage of its flexibility to manage risk and reward over the full course of a market cycle. Because convertible and high-yield securities tend to follow the movements of their companies' equity counterparts, more so than traditional fixed-income securities, the Fund can be viewed as having substantial equity sensitivity, yet with a significant income component. In effect, the Fund seeks to participate in the long-term upward trend of the global growth story, participating in the positive macro-trends resulting from globalization, democratization, and new technologies. In addition, the Fund is designed to participate in global growth with the added benefit -- and potential downside protection -- of a stable monthly distribution.

FUND ASSET ALLLOCATION AS OF APRIL 30, 2006

[PIE CHART]

COMMON STOCK                            54.0%
CONVERTIBLE SECURITIES                  17.4%
HIGH YIELD/CORPORATE BONDS              28.3%
SHORT-TERM INVESTMENTS                   0.3%

Fund asset allocations are based on total investments (excluding security leading collateral) and may vary over time.

TOTAL RETURN* AS OF APRIL 30, 2006
COMMON SHARES -- INCEPTION 10/27/05    6 MONTHS    SINCE INCEPTION**
-----------------------------------    --------    -----------------
On Share Price                          -1.54%          -1.54%
On NAV                                  18.16           17.87

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. You can purchase or sell common shares daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**Annualized since inception.

                                                     Global Total Return Fund
                                 Investment Team Interview  SEMIANNUAL REPORT  5

Investment Team Interview

HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

The Fund's underlying portfolio performed well over the six-month period, with a total return on net asset value (NAV) of 18.16%, compared with the MSCI World Index's(2) gain of 16.29% and the S&P 500 Index's gain of 9.64%. Based on its market price, the Fund's total return declined 1.54% for the period, resulting in the Fund's market price trading at a discount to its strong-performing NAV (discussed below). As part of its total return, the Fund delivered an attractive monthly distribution of $0.0750 per share, or a 6.23% annualized distribution based on the closing market price on April 30, 2006.

WHY DIDN'T THE CGO MARKET PRICE REFLECT THE STRONG PERFORMANCE OF THE PORTFOLIO'S NAV?

We believe that the Fund's discount presents an opportunity for investors. While a great deal of attention tends to be given to a fund's current distribution rate, we view CGO's capital gain potential along with its attractive annualized distribution rate as a significant advantage in portfolios that seek an income component. This capital gains potential is a hallmark of the CGO's strategy and, in our opinion, has been undervalued by the marketplace. With this potential, we give up a small degree of income capacity to increase the portfolio's capacity for solid capital gains. Although this approach means that our monthly distribution rate is lower than income-only vehicles, the portfolio offers significantly more exposure to the upside potential from the stocks of companies based all over the world and includes a distribution significantly higher than equity dividend rates.

Although the closed-end fund universe tends to be focused on yield, we believe that CGO, with its flexible portfolio, judicious use of leverage, and total-return focus offers closed-end fund investors a unique opportunity to capitalize on the closed-end fund structure while enjoying both a sizable distribution as well as the potential for significant long-term total returns. As portfolio managers, our job is to focus on the capital appreciation and income that the portfolio can produce and deliver to the Fund's shareholders a steady source of income with ample exposure to global equity upside potential, which we believe to be a formula for long-term wealth creation. We will continue to strive to achieve our objective and will continue to make efforts to help market participants realize the potential value of this investment to long-term shareholders.

SPEAKING OF LEVERAGE, INTEREST RATES CONTINUED TO MOVE HIGHER OVER THE PERIOD, WITH THE FEDERAL FUNDS RATE MOVING FROM 4.00% AT THE BEGINNING OF THE PERIOD TO 4.75% AT THE END OF APRIL 2006. HOW DID THIS RISING-RATE ENVIRONMENT IMPACT THE PORTFOLIO?

   Global Total Return Fund
6  SEMIANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

Rising short-term U.S. interest rates had a moderate impact on the Fund's cost of leverage. Many closed-end funds leverage the portfolio by borrowing funds at short-term rates. As short-term interest rates rise, this increases the cost of leverage and can impact the yield and total return of the portfolio.

Long-term U.S. interest rates also rose over the period, with the yield on the 10-year Treasury moving from 4.57% at the beginning of the period to 5.07% at the end of April 2006. Rising long-term interest rates tend to negatively affect traditional high-quality fixed-income securities. As noted above, this portfolio combines global equity, high yield corporate bonds and convertible bonds that tend to be more economically sensitive and much less interest rate sensitive. This is shown by the positive performance delivered over the period as the portfolio benefited from continued economic expansion and a rising equity market.

TEN YEAR TREASURY AS OF APRIL 30, 2006

[LINE GRAPH]

31 Oct'05                4.57%
   Nov'05                4.49%
   Dec'05                4.39%
   Jan'06                4.53%
   Feb'06                4.55%
   Mar'06                4.86%
   Apr'06                5.07%

Furthermore, as noted above the portfolio continues to provide an attractive yield for shareholders: CGO's monthly distribution equated to a 6.23% annualized distribution rate based on the market price as of April 30, 2006.

HOW DID THE FUND BENEFIT FROM POSITIONING DURING THE REPORTING PERIOD?

By combining global equities, high-yield bonds and convertible securities, the Fund aims to exhibit better downside protection than an all-equity portfolio while still offering the upside potential of global economic growth. This type of dynamic asset allocation is designed to provide global diversification as well as a consistent balance

                                                     Global Total Return Fund
                                  Investment Team Interview SEMIANNUAL REPORT  7

Investment Team Interview

between risk and reward throughout the entire market cycle. This top-down asset allocation also has the biggest impact on the Fund's performance.

During the reporting period, the portfolio's gains were the result of proper positioning within asset categories, regional allocation and security selection based on our long-term outlook. Each of the Fund's asset classes--global common stocks, global convertible securities, and high-yield bonds--posted positive returns.

Overall, performance during the period was helped by the Fund's global equity sensitivity, reflected in its stock and convertible security allocations. While high-yield securities lagged equities this period, over a full market cycle, we expect that the combination of asset classes within this portfolio should provide investors with a higher yield and attractive risk/reward results relative to the equity-only markets.

During the period, the global economic expansion showed convincing signs of its authenticity, and international markets, for the most part, responded favorably. The Fund's positioning in the strongest-performing regions contributed to overall performance.

COUNTRY ALLOCATION
------------------
United States                      42.5%
United Kingdom                      9.8
Australia                           7.9
Sweden                              4.8
South Africa                        4.5
Switzerland                         3.5
Japan                               3.3
Finland                             2.9
Singapore                           2.8
Other Combined                     18.0

Approximately 42.5% of our assets are currently invested in the United States, with the majority of assets allocated in foreign markets. Although positive, U.S. equities and convertible securities generally offered returns below their foreign counterparts, supporting the argument for the long-term benefits of maintaining international exposure in a portfolio.

Among the regions overseas, the Fund was helped by the exceptional performance of the Japanese market. Japan is in the early-stage recovery phase of its economic cycle versus the United States, which is in the mid-cycle growth phase. In Japan, all leading indicators point toward attractive future growth. We favor economically sensitive sectors in Japan as well as additional mid-cap exposure.

We feel that Europe is between Japan and the United States in terms of its economic cycle. In Europe, we found success by concentrating on financial names

   Global Total Return Fund
8  SEMIANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

or areas that are more economically sensitive.

In terms of sectors, the Fund garnered positive performance from sectors such as Health Care and Technology, as well as an overweighting in the Energy sector. On a relative basis, the Fund's allocation to Materials and Consumer Discretionary sectors had a negative impact on return for the period.

SECTOR ALLOCATION
-----------------
Financials                                          21.5%
Industrials                                         17.2
Consumer Discretionary                              15.3
Energy                                              10.9
Information Technology                               9.6
Consumer Staples                                     9.2
Health Care                                          7.1
Materials                                            4.8
Utilities                                            2.6
Telecommunication Services                           1.8

Sector allocations are based on total investments (excluding security lending collateral and short-term investments) and may vary over time.

DO YOU ANTICIPATE MAKING ANY CHANGES WITHIN THE PORTFOLIO GOING FORWARD?

The portfolio continues to be actively managed to take advantage of opportunities in the global marketplace. Through extensive fundamental analysis, we are focusing on issues that have stable growth prospects and solid balance sheets, which can benefit from the current economic backdrop of their respective markets or regions. For example, during a slow-but-stable growth phase of the U.S economy, larger companies tend to outperform, as do sectors such as Consumer Staples. The fund's higher exposure to larger-capitalized holdings reflects our move into a more stable growth positioning as this particular region's economic cycle ages. It is also important to note that we believe U.S. large-cap growth stocks offer the best relative valuation opportunity in a generation. While current convertible valuations remain attractive, should valuations improve, the allocation to convertible securities would likely be reduced. We will continue to make use of our fundamental research as we look for securities with stable growth prospects, solid balance sheets, and good risk/reward profiles.

WHAT IS YOUR MARKET OUTLOOK, AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF THIS ENVIRONMENT?

The equity-sensitive nature of the Fund may benefit should the Fed complete this cycle of raising interest rates. In the past, this has triggered renewed excitement for stocks, and the Fund -- unlike traditional fixed-income holdings -- has the potential to significantly benefit from such enthusiasm.

                                                     Global Total Return Fund
                                  Investment Team Interview SEMIANNUAL REPORT  9

Investment Team Interview

As one of the drivers of global expansion, we believe the U.S. economy is in the mid-cycle growth phase characterized by:

-     Positive but slowing gross domestic product growth
-     Strong corporate earnings, albeit slowing
-     High household net worth and wage growth
- Strong corporate balance sheets that support increased capital expenditures

Within the United States, we believe that we'll find more opportunities in the large-cap, stable-growth areas, such as Consumer Staples. It is also important to reiterate that we believe large-cap growth stocks in the United States offer the best relative valuation opportunity in decades.

Looking ahead, we expect that Japan and Europe will do well as their economies continue to recover and participate in global expansion. As mentioned, because Japan is in an earlier phase of its economic cycle, we will continue to look for opportunities in the small- and mid-cap segments as well as the more economically sensitive sectors.

In emerging markets, we continue to be opportunistic, favoring southeast Asian economies, but vigilant in exploring other exciting opportunities the world over. In some situations, we may purchase the convertible securities of emerging country companies rather than straight equities. Convertible securities should lower the volatility of the more volatile emerging equities while improving yield and lowering downside risk.

Given the choice, we're a little more biased toward the emerging Asian economies than emerging markets elsewhere, in part because of the healthy relationship that exists between the United States and China. We're avoiding Russia, which we believe is headed down the wrong path regarding private property rights, rule of law, accounting transparency and other economic freedoms that drive wealth creation.

In addition to all the asset class and geographic considerations mentioned, we look for long-term themes and are excited about the explosive growth of global communications. For example, in more stable emerging markets, cell phones have taken over as the main form of connectivity, and demand shows no sign of abating. We are investing where we feel communication systems have taken solid root and should continue to flourish.

As active investors ourselves, we view any opportunity to purchase assets 1) with capital appreciation potential, 2) that are managed with consistent, sound management, and 3) trading at a discount, to be an enticing prospect.

(2)The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper Analytical Services.

    Global Total Return Fund
10  SEMIANNUAL REPORT Investment Team Interview

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                       VALUE
---------------                                              ------------
CORPORATE BONDS (41.0%)
                           CONSUMER DISCRETIONARY (12.5%)
$ 2,500,000                Asbury Automotive Group, Inc.<>
                           9.000%, 06/15/12                   $ 2,593,750

  2,250,000                Beazer Homes USA, Inc.
                           8.375%, 04/15/12                     2,354,062

  1,875,000                Goodyear Tire & Rubber Company@
                           7.857%, 08/15/11                     1,856,250

  1,800,000                GSC Holdings Corp.*@
                           8.000%, 10/01/12                     1,811,250

    350,000                Jarden Corp.
                           9.750%, 05/01/12                       365,750

  2,325,000                NCL Holding, ASA
                           10.625%, 07/15/14                    2,359,875

  2,500,000                Russell Corp.@
                           9.250%, 05/01/10                     2,625,000

    825,000                Warner Music Group
                           7.375%, 04/15/14                       816,750

  1,750,000                William Lyon Homes, Inc.
                           10.750%, 04/01/13                    1,758,750
                                                               ----------
                                                               16,541,437
                                                               ----------

                           CONSUMER STAPLES (6.3%)
  1,500,000                Del Monte Foods Company
                           8.625%, 12/15/12                     1,582,500

  2,250,000                Gold Kist, Inc.@
                           10.250%, 03/15/14                    2,390,625

  1,900,000                Revlon, Inc.
                           9.500%, 04/01/11                     1,871,500

  2,250,000                WH Intermediate Holdings, Ltd.
                           9.500%, 04/01/11                     2,418,750
                                                               ----------
                                                                8,263,375
                                                               ----------

                           ENERGY (2.0%)
  1,700,000                Paramount Resources, Ltd.
                           8.500%, 01/31/13                     1,776,500

    750,000                Petroleo Brasileiro, SA@
                           8.375%, 12/10/18                       843,750
                                                               ----------
                                                                2,620,250
                                                               ----------

                           FINANCIALS (0.4%)
    500,000                E*TRADE Financial Corporation
                           7.875%, 12/01/15                       527,500
                                                               ----------


                                                    Global Total Return Fund
                                   Schedule of Investments SEMIANNUAL REPORT  11

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                     VALUE
-----------                                                -----------
                   INDUSTRIALS (9.4%)
$ 2,225,000        Accuride Corp.<>
                   8.500%, 02/01/15                        $ 2,208,312

  1,730,000        Columbus McKinnon Corp.
                   8.875%, 11/01/13                          1,816,500

  1,750,000        Commercial Vehicle Group, Inc.
                   8.000%, 07/01/13                          1,758,750

  1,700,000        General Cable Corp.
                   9.500%, 11/15/10                          1,844,500

  2,200,000        Greenbrier Companies, Inc.
                   8.375%, 05/15/15                          2,312,750

  1,750,000        Orbital Sciences Corp.
                   9.000%, 07/15/11                          1,876,875

    500,000        Sequa Corp.
                   8.875%, 04/01/08                            523,750
                                                           -----------
                                                            12,341,437
                                                           -----------
                   INFORMATION TECHNOLOGY (2.1%)
    900,000        Avago Technologies*
                   11.875%, 12/01/15                           994,500

  1,700,000        SunGard Data Systems Inc.*
                   9.125%, 08/15/13                          1,823,250
                                                           -----------
                                                             2,817,750
                                                           -----------
                   MATERIALS (3.8%)
  2,000,000        Aleris International, Inc.<>
                   9.000%, 11/15/14                          2,100,000

900,000    EUR     Ineos Group Holdings, PLC*
                   7.875%, 02/15/16                          1,092,861

  1,815,000        U.S. Concrete, Inc.
                   8.375%, 04/01/14                          1,873,988
                                                           -----------
                                                             5,066,849
                                                           -----------
                   TELECOMMUNICATION SERVICES (2.6%)
  2,250,000        Alamosa Holdings, Inc.
                   11.000%, 07/31/10                         2,500,313

    900,000        Citizens Communications Company
                   9.000%, 08/15/31                            969,750
                                                           -----------
                                                             3,470,063
                                                           -----------

    Global Total Return Fund
12  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                                  VALUE
----------                                                                             ------------
                     UTILITIES (1.9%)
  $ 750,000          Edison International
                     7.730%, 06/15/09                                                  $    771,563

  1,600,000          PSEG Energy Holdings, Inc.
                     10.000%, 10/01/09                                                    1,768,000
                                                                                       ------------
                                                                                          2,539,563
                                                                                       ------------
                     TOTAL CORPORATE BONDS
                     (Cost $53,486,614)                                                  54,188,224
                                                                                       ============
CONVERTIBLE BONDS (12.6%)
                     CONSUMER DISCRETIONARY (2.2%)
  1,500,000  GBP     Punch Taverns Redwood Jersey Co. Ltd.
                     5.000%, 12/14/10                                                     2,931,239
                                                                                       ------------
                     ENERGY (2.0%)
  2,000,000          Petroleos Mexicanos (Repsol YpF, S.A.)[]
                     4.500%, 01/26/11                                                     2,690,225
                                                                                       ------------
                     FINANCIALS (0.9%)
  1,000,000          Deutsche Bank Luxembourg S.A. (USA Interactive)*++[]
                     5.349%, 05/01/12                                                     1,195,000
                                                                                       ------------
                     HEALTH CARE (1.4%)
  1,700,000          Wyeth++
                     4.239%, 01/15/24                                                     1,809,820
                                                                                       ------------
                     INDUSTRIALS (2.0%)
  1,500,000          Allied Waste Industries, Inc.@
                     4.250%, 04/15/34                                                     1,473,750

    750,000          Quanta Services, Inc.
                     4.500%, 10/01/23                                                     1,180,313
                                                                                       ------------
                                                                                          2,654,063
                                                                                       ------------
                     INFORMATION TECHNOLOGY (2.8%)
  1,000,000          DST Systems, Inc.
                     4.125%, 08/15/23                                                     1,361,250

  2,200,000          Electronic Data Systems Corp.
                     3.875%, 07/15/23                                                     2,296,250
                                                                                       ------------
                                                                                          3,657,500
                                                                                       ------------
                     MATERIALS (1.3%)
 10,000,000  ZAR     Harmony Gold Mining Company, Ltd.
                     4.875%, 05/21/09                                                     1,792,440
                                                                                       ------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $ 16,238,165)                                                 16,730,287
                                                                                       ============


                                                    Global Total Return Fund
                                   Schedule of Investments SEMIANNUAL REPORT  13

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                                   VALUE
-----------                                                                            ------------
CONVERTIBLE PREFERRED STOCKS (12.6%)

                     CONSUMER DISCRETIONARY (1.9%)
     90,000          Ford Motor Company Capital Trust II<>
                     6.500%                                                            $  2,511,000
                                                                                       ------------
                     FINANCIALS (8.2%)
    550,000          Fortis Insurance, N.V. (Assurant,Inc.)*<>[]
                     7.750%                                                                 721,875

     32,000          Genworth Financial, Inc.<>
                     6.000%                                                               1,160,640

    101,000          Lehman Brothers Holdings, Inc. (General Mills, Inc.)<>[]
                     6.250%                                                               2,627,010

     22,000          Morgan Stanley & Co. Incorporated (Nuveen Investments, Inc.)[]
                     5.875%                                                                 957,330

     44,000          National Australia Bank, Ltd.<>
                     7.875%                                                               2,061,400

  4,200,000  CHF     Swiss Re
                     6.000%                                                               3,272,688
                                                                                       ------------
                                                                                         10,800,943
                                                                                       ------------
                     INDUSTRIALS (2.5%)
    900,000  GBP     BAE Systems, PLC
                     7.750%                                                               3,324,671
                                                                                       ------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $ 15,944,355)                                                 16,636,614
                                                                                       ============
COMMON STOCKS (78.3%)
                     CONSUMER DISCRETIONARY (5.4%)
    116,000  SEK     Electrolux AB                                                        3,474,270
    176,000          Grupo Televisa, S.A.<>                                               3,731,200
                                                                                       ------------
                                                                                          7,205,470
                                                                                       ------------
                     CONSUMER STAPLES (7.1%)
    140,000  GBP     British American Tobacco p.l.c.                                      3,567,276
    540,000  ZAR     Pick'n Pay Stores Ltd.                                               2,855,786
     27,000          Reynolds American, Inc.@                                             2,960,550
                                                                                       ------------
                                                                                          9,383,612
                                                                                       ------------
                     ENERGY (11.7%)
     30,000          Chevron Corp.<>                                                      1,830,600
    121,000  EUR     ENI S.p.A.                                                           3,702,795
    132,000  EUR     Motor Oil (Hellas) Corinth Refineries S.A.                           3,861,223



    Global Total Return Fund
14  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

                                                         Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                                  VALUE
-----------                                                                            ------------
     20,000  EUR     OMV, AG                                                           $  1,388,970
     42,000          PetroChina Company, Ltd.<>                                           4,720,800
                                                                                       ------------
                                                                                         15,504,388
                                                                                       ------------
                     FINANCIALS (21.6%)
    140,000  AUD     Australian Stock Exchange, Ltd.                                      3,495,611
     60,000          Bancolombia, SA<>                                                    2,076,000
     23,000  EUR     EFG Eurobank Ergasias                                                  916,503
      7,000          Goldman Sachs Group, Inc.                                            1,122,030
     73,000  GBP     Investec, PLC                                                        4,144,123
     40,000          J.P. Morgan Chase & Company                                          1,815,200
     53,000  AUD     Macquarie Bank Limited                                               2,874,205
    240,000  AUD     QBE Insurance Group Limited                                          4,083,848
  1,950,000  SGD     Singapore Exchange, Ltd.                                             5,309,663
     59,000          Washington Mutual, Inc.                                              2,658,540
                                                                                       ------------
                                                                                         28,495,723
                                                                                       ------------
                     HEALTH CARE (8.8%)
     10,000          Alcon, Inc.                                                          1,017,100
    240,000  ZAR     Aspen Pharmacare Holdings, Ltd.                                      1,694,927
     80,000          Bristol-Myers Squibb Company@                                        2,030,400
     80,000          Merck & Company, Inc.<>                                              2,753,600
      4,000  CHF     Nobel Biocare Holding AG                                               984,799
     72,000          Pfizer, Inc.                                                         1,823,760
      9,000  CHF     Roche Holding AG                                                     1,381,257
                                                                                       ------------
                                                                                         11,685,843
                                                                                       ------------
                     INDUSTRIALS (11.1%)
    170,000  SEK     Alfa Laval AB                                                        5,535,551
      9,000          Boeing Company                                                         751,050
     11,000  JPY     FANUC, Ltd.                                                          1,039,725
     70,000  JPY     Komatsu Ltd.                                                         1,492,565
    190,000  AUD     Leighton Holdings Limited                                            2,416,844
    260,000  GBP     Rolls-Royce Group plc                                                2,252,648
     40,000  EUR     YIT-Yhtyma Oyj                                                       1,127,992
                                                                                       ------------
                                                                                         14,616,375
                                                                                       ------------
                     INFORMATION TECHNOLOGY (9.1%)
     47,000  JPY     HOYA Corp.                                                           1,898,387
     17,000          Infosys Technologies, Ltd.                                           1,337,050
     22,000          Microsoft Corp.<>                                                      531,300


                                                    Global Total Return Fund
                                   Schedule of Investments SEMIANNUAL REPORT  15

               See accompanying Notes to Schedule of Investments.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                                   VALUE
-----------                                                                            ------------
    190,000  EUR     Nokia Corp.                                                       $  4,310,168
    175,000  ZAR     Reunert, Ltd.                                                        2,181,255
    270,000  JPY     Toshiba Corp.                                                        1,713,512
                                                                                       ------------
                                                                                         11,971,672
                                                                                       ------------
                     MATERIALS (1.7%)
     33,000  CAD     Teck Cominco Ltd.                                                    2,275,068
                                                                                       ------------
                     UTILITIES (1.8%)
    115,000  GBP     Scottish & Southern Energy                                           2,358,155
                                                                                       ------------
                     TOTAL COMMON STOCKS
                     (Cost $ 86,690,860)                                                103,496,306
                                                                                       ============

PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------                                                                            ------------
SHORT-TERM INVESTMENT (0.5%)
$   630,000          Citigroup, Inc.
                     4.770%, 05/01/06
                     (Cost $ 630,000)                                                       630,000
                                                                                       ------------

NUMBER OF
 SHARES                                                                                    VALUE
-----------                                                                            ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (11.2%)
 14,804,969          Bank of New York Institutional Cash Reserve Fund
                     current rate 4.894%
                     (Cost $ 14,804,969)                                                 14,804,969
                                                                                       ------------
                     TOTAL INVESTMENTS (156.2%)
                     (Cost $ 187,794,963)                                               206,486,400
                                                                                       ============

NUMBER OF
CONTRACTS                                                                                 VALUE
-----------                                                                            ------------
WRITTEN OPTIONS (-1.5%)

                     IShares MSCI EAFE Index Fund#
        300          Call, 06/17/06 Strike 62.00                                           (193,500)
      1,400          Call, 06/17/06 Strike 64.00                                           (658,000)
      1,300          Call, 06/17/06 Strike 63.00                                           (715,000)
      1,200          SPDR Trust, Series 1#
                     Call, 09/16/06, Strike 134.00                                         (372,000)
                                                                                       ------------
                     TOTAL WRITTEN OPTIONS
                     (Premium $879,373)                                                  (1,938,500)
                                                                                       ============


    Global Total Return Fund
16  SEMIANNUAL REPORT Schedule of Investments

               See accompanying Notes to Schedule of Investments.

APRIL 30, 2006 (UNAUDITED)

                                                         Schedule of Investments

                                                                                           VALUE
                                                                                       ------------
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-11.2%)                                     $(14,804,969)
                                                                                       ------------
OTHER ASSETS, LESS LIABILITIES (1.1%)                                                     1,505,257
                                                                                       ------------
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-44.6%)               (59,039,749)
                                                                                       ------------
NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS (100.0%)                                                                  $132,208,439
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contracts may be exercised at any date on or before the date shown.

* Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At April 30, 2006, the market value of 144A securities that could not be exchanged to the registered form is $7,638,736 or 5.8% of net assets.

@     Security, or portion of security, is on loan.

#     Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at April 30, 2006.

<>    Security position is held in a segregated account as collateral for written options aggregating a total market value of $27,947,677.

[] Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the paranthetical.

FOREIGN CURRENCY ABBREVIATIONS

AUD     Australian Dollar

CAD     Canadian Dollar

CHF     Swiss Franc

EUR     European Monetary Unit

GBP     British Pound Sterling

JPY     Japanese Yen

SEK     Swedish Krona

SGD     Singapore Dollar

ZAR     South African Rand


                                                    Global Total Return Fund
                                   Schedule of Investments SEMIANNUAL REPORT  17

                See accompanying Notes to Financial Statements.

Schedule of Investments

APRIL 30, 2006 (UNAUDITED)

COUNTRY ALLOCATION

Country                                % of Portfolio
-----------                            --------------
United States                               42.5%
United Kingdom                               9.8
Australia                                    7.9
Sweden                                       4.8
South Africa                                 4.5
Switzerland                                  3.5
Japan                                        3.3
Finland                                      2.9
Singapore                                    2.8
Greece                                       2.5
China                                        2.5
Canada                                       2.1
Mexico                                       2.0
Italy                                        2.0
Spain                                        1.4
Cayman Islands                               1.3
Bermuda                                      1.3
Colombia                                     1.1
Austria                                       .7
India                                         .7
Brazil                                        .4
Total:                                     100.0%

Country allocations are based on total investments (excluding security lending collateral and short-term investments) and may vary over time.


    Global Total Return Fund
18  SEMIANNUAL REPORT Schedule of Investments

                See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value* (cost $ 187,794,963)                                                    $   206,486,400
Cash with custodian (interest bearing)                                                                     288
Restricted cash for open options (interest bearing)                                                      1,000
Accrued interest and dividends receivables                                                           2,036,896
Prepaid expenses                                                                                        10,029
Other assets                                                                                             5,556
--------------------------------------------------------------------------------------------------------------
     Total assets                                                                                  208,540,169
--------------------------------------------------------------------------------------------------------------
LIABILITIES
Options written, at value (premium $ 879,373)                                                        1,938,500
Payable upon return of securities loaned                                                            14,804,969
Payable for income distribution                                                                        156,111
Payable for offering                                                                                   197,003
Payable to investment advisor                                                                          122,167
Payable to financial accountant                                                                          1,721
Payable for deferred compensation to Trustees                                                            5,556
Other accounts payable and accrued liabilities                                                          65,954
--------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                              17,291,981
--------------------------------------------------------------------------------------------------------------
PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,360 shares, including dividends payable         59,039,749
--------------------------------------------------------------------------------------------------------------
     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                  132,208,439
--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,006,981 shares issued and
 outstanding                                                                                   $   113,532,604
Undistributed net investment income (loss)                                                            (229,867)
Accumulated net realized gain (loss) on investments, options and
   foreign currency transactions                                                                     1,257,453
Net unrealized appreciation (depreciation) on investments, options and
   foreign currency translations                                                                    17,648,249
--------------------------------------------------------------------------------------------------------------
     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                              $   132,208,439
--------------------------------------------------------------------------------------------------------------
Net asset value per common share based on 8,006,981 shares issued and outstanding              $         16.51
--------------------------------------------------------------------------------------------------------------

* Includes $ 14,426,507 of securities loaned.

                                                    Global Total Return Fund
                       Statement of Assets and Liabilities SEMIANNUAL REPORT  19


                 See accompanying Notes to Financial Statements.

Statement of Operations

SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                        $  2,641,120
Dividends (net of foreign taxes withheld of $65,890)                               1,516,674
Securities lending income                                                             16,293
--------------------------------------------------------------------------------------------
     Total investment income                                                       4,174,087
============================================================================================
EXPENSES
Investment advisory fees                                                             787,927
Financial accounting fees                                                              8,891
Auction agent and rating agency fees                                                  48,489
Printing and mailing fees                                                             34,567
Audit and legal fees                                                                  29,294
Registration fees                                                                     15,754
Accounting fees                                                                       12,627
Custodian fees                                                                        11,291
Transfer agent fees                                                                    9,206
Trustees' fees and officer compensation                                                7,755
Other                                                                                  3,125
--------------------------------------------------------------------------------------------
     Total expenses                                                                  968,926
============================================================================================
     NET INVESTMENT INCOME (LOSS)                                                  3,205,161
============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
   Investments                                                                     1,045,929
   Written options                                                                    (9,580)
   Foreign currency transactions                                                     221,104
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                    18,691,437
   Written options                                                                (1,059,127)
   Foreign currency translations                                                      15,939
--------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     WRITTEN OPTIONS AND FOREIGN CURRENCY                                         18,905,702
============================================================================================
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              22,110,863
============================================================================================
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
Net investment income                                                               (832,756)
--------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS RESULTING FROM OPERATIONS                                     $ 21,278,107
============================================================================================


    Global Total Return Fund
20  SEMIANNUAL REPORT Statement of Operations


                See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                             Six Months Ended
                                                                              April 30, 2006         Period Ended
                                                                                (unaudited)        October 31, 2005*
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                                  $    3,205,161       $      (20,861)
Net realized gain (loss) from investments, written options and
   foreign currency transactions                                                   1,257,453                   --
Change in net unrealized appreciation/depreciation on investments,
   written options and foreign currency translations                              17,648,249                   --
Distributions to preferred shareholders from
Net investment income                                                               (832,756)                  --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common
   shareholders resulting from operations                                         21,278,107              (20,861)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM
Net investment income                                                             (2,602,272)                  --
--------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from distributions to common shareholders              (2,602,272)                  --
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering                                                            --          114,700,000
Offering costs on common shares                                                           --             (240,209)
Offering costs on preferred shares                                                  (906,326)                  --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital stock transactions               (906,326)         114,459,791
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS                                                         17,769,509          114,438,930
--------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS
Beginning of period                                                              114,438,930                   --
--------------------------------------------------------------------------------------------------------------------
End of period                                                                 $  132,208,439       $  114,438,930
====================================================================================================================
Undistributed net investment income (loss)                                    $     (229,867)      $           --

* The Fund commenced operations on October 27, 2005.


                                                    Global Total Return Fund
                       Statements of Changes in Net Assets SEMIANNUAL REPORT  21


                 See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Global Total Return Fund (the "Fund") was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

PORTFOLIO VALUATION. In computing the Fund's net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is traded. These procedures

    Global Total Return Fund
22  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund's net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Except for securities of foreign issuers valued by a pricing service, values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by any major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

                                                    Global Total Return Fund
                             Notes to Financial Statements SEMIANNUAL REPORT  23

Notes to Financial Statements (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates

    Global Total Return Fund
24  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total of the

                                                    Global Total Return Fund
                             Notes to Financial Statements SEMIANNUAL REPORT  25

Notes to Financial Statements (Unaudited)

average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and liabilities and monitoring trustee deferred compensation plan accruals and valuations. The Fund will pay its pro rata share of the financial accounting service fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

The Fund reimburses the advisor for compensation paid to the Fund's Chief Compliance Officer. This compensation is reported as part of "Trustees' fees and officer compensation" expenses on the Statement of Operations.

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated Trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $5,556 is included in "Other assets" on the Statement of Assets and Liabilities at April 30, 2006. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to Trustees" on the Statement of Assets and Liabilities at April 30, 2006.

    Global Total Return Fund
26  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2006 were as follows:

Purchases                                          $ 185,286,385
Proceeds from sales                                   13,902,844

The cost basis of investments for Federal income tax purposes at April 30, 2006 was as follows:

Cost basis of investments                          $ 187,966,353
                                                   -------------
Gross unrealized appreciation                         21,003,146
Gross unrealized depreciation                         (2,483,099)
                                                   -------------
Net unrealized appreciation (depreciation)         $  18,520,047
                                                   -------------

NOTE 4 - INCOME TAXES

Distributions during the fiscal year ended October 31, 2005 were characterized for Federal income tax purposes as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income                                             $ --
Long-Term capital gains                                       --

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                     $           --
Undistributed capital gains                                   --
                                                  --------------
Total undistributed earnings                                  --
Accumulated capital and other losses                          --
Net unrealized gains                                          --
                                                  --------------
Total accumulated earnings                                    --
Other                                                         --
Paid-in capital                                      114,438,930
                                                  --------------
Net assets applicable to common shareholders      $  114,438,930
                                                  --------------

                                                    Global Total Return Fund
                             Notes to Financial Statements SEMIANNUAL REPORT  27

Notes to Financial Statements (Unaudited)

NOTE 5 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at April 30, 2006. Calamos Advisors owned 2,360 of the outstanding shares at April 30, 2006. Transactions in common shares were as follows:

                                                           FOR THE SIX              FOR THE
                                                           MONTHS ENDED          PERIOD ENDED
                                                          APRIL 30, 2006       OCTOBER 31, 2005*
------------------------------------------------------------------------------------------------
Beginning shares                                             8,006,981                     --
Shares sold                                                         --              8,006,981
Shares issued through reinvestment of distributions                 --                     --
                                                          --------------------------------------
Ending shares                                                8,006,981              8,006,981
                                                          ======================================

* The Fund commenced operations on October 27, 2005.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2006.

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or

    Global Total Return Fund
28  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

NOTE 8 - WRITTEN OPTIONS TRANSACTIONS

The Fund may engage in options transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the six months ended April 30, 2006 were as follows:

                                                 NUMBER OF    PREMIUMS
                                                 CONTRACTS    RECEIVED
------------------------------------------------------------------------
Options outstanding at October 31, 2005               --     $       --
Options written                                    5,610      1,469,323
Options closed                                    (1,410)      (589,950)
Options expired                                       --             --
Options exercised                                     --             --
                                                 -----------------------
Options outstanding at April 30, 2006              4,200     $  879,373

NOTE 9 - PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 shares of Preferred Shares outstanding consist of one series, 2,360 shares of T. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

                                                    Global Total Return Fund
                             Notes to Financial Statements SEMIANNUAL REPORT  29

Notes to Financial Statements (Unaudited)

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.10% to 4.92% for the six months ended April 30, 2006. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or the holders of common shares.

NOTE 10 - SECURITIES LENDING

During the six months ended April 30, 2006, the Fund loaned certain of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights

    Global Total Return Fund
30  SEMIANNUAL REPORT Notes to Financial Statements

                                       Notes to Financial Statements (Unaudited)

thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditwor-thiness of the firms to which the Fund lends securities. At April 30, 2006, the Fund had securities valued at $14,426,507 that were on loan to broker-dealers and banks and $14,804,969 in cash or cash equivalent collateral.

                                                   Global Total Return Fund
                            Notes to Financial Statements SEMIANNUAL REPORT   31

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                                   October 27,
                                                                                Six Months Ended      2005*
                                                                                    April 30,        through
                                                                                   (unaudited)     October 31,
                                                                                ------------------------------
                                                                                      2006            2005
--------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                                           $   14.29        $   14.32(a)
--------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                      0.40               --(b)
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) from investments,
     options and foreign currency                                                      2.36               --
--------------------------------------------------------------------------------------------------------------
Dividends to preferred shareholders from:
     Net investment income (common share equivalent basis)                            (0.10)              --
--------------------------------------------------------------------------------------------------------------
        Total from investment operations                                               2.66               --
--------------------------------------------------------------------------------------------------------------
   Less dividends to common shareholders from:
     Net investment income                                                            (0.33)              --
--------------------------------------------------------------------------------------------------------------
   Capital charge resulting from issuance of common and preferred shares              (0.11)           (0.03)
--------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                 $   16.51        $   14.29
--------------------------------------------------------------------------------------------------------------
   Market value, end of period                                                    $   14.44        $   15.00
--------------------------------------------------------------------------------------------------------------
   Total investment return based on(c):
     Net asset value                                                                  18.16%           (0.24)%
--------------------------------------------------------------------------------------------------------------
     Market value                                                                     (1.54)%           0.00%
--------------------------------------------------------------------------------------------------------------
   Ratios and supplemental data:
   Net assets applicable to common shareholders, end of period
     (000's omitted)                                                              $ 132,208        $ 114,439
--------------------------------------------------------------------------------------------------------------
   Preferred shares, at redemption value ($25,000 per share
     liquidation preference) (000's omitted)                                      $  59,000               --
--------------------------------------------------------------------------------------------------------------
   Ratios to average net assets applicable to common shareholders:
     Net expenses(d)(e)                                                                1.60%            1.33%
--------------------------------------------------------------------------------------------------------------
     Gross expenses prior to reimbursement of expenses by the advisor(d)(e)            1.60%            3.37%
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)(d)(e)                                                5.30%           (1.33)%
--------------------------------------------------------------------------------------------------------------
     Preferred share dividends                                                         1.38%              --
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss), net of preferred share dividends                    3.92%              --
--------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                                                9%              --
--------------------------------------------------------------------------------------------------------------
   Average commission rate paid                                                   $  0.0228               --
--------------------------------------------------------------------------------------------------------------
   Asset coverage per preferred share, at end of period(f)                        $  81,037               --
--------------------------------------------------------------------------------------------------------------

* Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)   Amount equated to less than $0.005 per common share.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)   Annualized for periods less than one year.

(e)   Does not reflect the effect of dividend payments to Preferred
      Shareholders.

(f) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.

32  Global Total Return Fund
    SEMIANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of CALAMOS Global Total Return Fund (the "Fund") as of April 30, 2006, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets and the financial highlights for the period from October 27, 2005 (commencement of operations) through October 31, 2005; and in our report dated December 16, 2005, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

/s/ (DELOITTE & TOUCHE LLP)
---------------------------

Chicago, Illinois
June 21,2006

                                                    Global Total Return Fund
   Report of Independent Registered Public Accounting Firm SEMIANNUAL REPORT 33

Other Information (Unaudited)

RESULTS OF SHAREHOLDER MEETING. The Annual Meeting of Shareholders of the Fund was held on March 30, 2006 where shareholders voted on the elections of trustees. With regard to the election, each trustee standing for election was elected by the shareholders as follows:


                                                # OF COMMON
TRUSTEES                                    AND PREFERRED SHARES
                                       ------------------------------
                                          FOR                WITHHELD
                                       ---------             --------
Joe F. Hanauer                         7,461,786              52,186

John E. Neal                           7,465,170              48,802

David D. Tripple                       7,465,296              48,703


The other trustees of the Fund whose terms did not expire in 2006 are John P. Calamos, Sr., Nick P. Calamos, Weston W. Marsh, William R. Rybak, and Stephen B. Timbers.

     Global Total Return Fund
34   SEMIANNUAL REPORT Other information

                      This page intentionally left blank.

                      This page intentionally left blank.

About Closed-End Funds

WHAT IS A CLOSED-END FUND?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Directors.

ADVANTAGES OF CLOSED-END FUND INVESTING

- DEFINED ASSET POOL ALLOWS EFFICIENT PORTFOLIO MANAGEMENT -- Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

- MORE FLEXIBILITY IN THE TIMING AND PRICE OF TRADES -- Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

- LOWER EXPENSE RATIOS -- The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

- CLOSED-END STRUCTURE MAKES SENSE FOR LESS-LIQUID ASSET CLASSES -- A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

- ABILITY TO PUT LEVERAGE TO WORK -- Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to "leverage" their investment positions.

-     NO MINIMUM INVESTMENT REQUIREMENTS

                                                    Global Total Return Fund
                                    About Closed End Funds SEMIANNUAL REPORT 37

Leverage

USING LEVERAGE TO ENHANCE TOTAL RETURN

Closed-end funds can use leverage which utilizes borrowed money to increase the return on invested capital. The Fund will invest the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.

HIGHLIGHTS ON LEVERAGE CONCERNING THIS FUND

- Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund. To find out more see our Special Report titled "Using Leverage and Interest Rate Swaps in Today's Market" on our website, www.calamos.com.

- In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can hurt a fund in two ways: first, the cost of leverage increases; second, the value of securities drops.

- This portfolio does not have notable sensitivity to rising interest rates. The portfolio seeks to invest in securities that should be more economically sensitive and less interest rate sensitive.

     Global Total Return Fund
38   SEMIANNUAL REPORT Leverage

Level Rate Distribution Policy

USING A LEVEL RATE DISTRIBUTION POLICY TO PROMOTE
DEPENDABLE INCOME AND TOTAL RETURN

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

                                                    Global Total Return Fund
                            Level Rate Distribution Policy SEMIANNUAL REPORT  39

Automatic Dividend Reinvestment Plan

MAXIMIZING INVESTMENT WITH AN AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

BENEFITS

- COMPOUNDED GROWTH: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

- POTENTIAL FOR LOWER COMMISSION COSTS: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

- CONVENIENCE: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800-432-8224 or visit us on the web at www.calamos.com/cgo.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.

    Global Total Return Fund
40  SEMIANNUAL REPORT Automatic Dividend Reinvestment Plan

Calamos Closed-End Funds

INTELLIGENT ASSET ALLOCATION IN FOUR DISTINCT CLOSED-END FUNDS

Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to help further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

FUND ASSET ALLOCATION AS OF 4/30/06     FUND PROFILE

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

[PIE CHART]

CONVERTIBLE SECURITIES                  46.3%
HIGH YIELD/CORPORATE BONDS              53.5%
SHORT-TERM INVESTMENTS                   0.2%


PROVIDING ENHANCED FIXED INCOME

OBJECTIVE: THE FUND SEEKS TOTAL RETURN THROUGH a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND (CHY)

[PIE CHART]

CONVERTIBLE SECURITIES                  40.3%
HIGH YIELD/CORPORATE BONDS              58.5%
SHORT-TERM INVESTMENTS                   1.2%

PROVIDING ENHANCED FIXED INCOME

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income

CALAMOS STRATEGIC TOTAL RETURN FUND (CSQ)

[PIE CHART]

COMMON STOCK                            42.3%
CONVERTIBLE SECURITIES                  30.8%
HIGH YIELD/CORPORATE BONDS              25.7%
SHORT-TERM INVESTMENTS                   1.2%

PROVIDING DEFENSIVE EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified CORPORATE BONDS portfolio of equity, convertible and high-yield securities.

CALAMOS GLOBAL TOTAL RETURN FUND (CGO)

[PIE CHART]

COMMON STOCK                            54.0%
CONVERTIBLE SECURITIES                  17.4%
HIGH YIELD/CORPORATE BONDS              28.3%
SHORT-TERM INVESTMENTS                   0.3%

PROVIDING DEFENSIVE GLOBAL EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and high-yield securities.

                                                    Global Total Return Fund
                                  Calamos Closed-End Funds SEMIANNUAL REPORT  41

[CALAMOS INVESTMENTS LOGO]

      Calamos Investments | 2020 Calamos Court | Naperville, IL 60563-2787
                         800.582.6959 | www.calamos.com

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling (800) 582-6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563 and by visiting the SEC's Web site at www.sec.gov. The Fund's proxy voting record for the twelve month period ended June 30, 2005, is also available free of charge upon request by calling or writing Calamos Investments and by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Investments or by visiting the SEC website. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (202) 942-8090.

FOR 24 HOUR SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, IL

               (C) 2006 Calamos Holdings LLC. All Rights Reserved.
               Calamos(R), CALAMOS INVESTMENTS(R), STRATEGIES FOR
                  SERIOUS MONEY(R) and the Calamos(R) logo are
                 registered trademarks of Calamos Holdings LLC.

                                                                CGOSAN 2706 2006

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                  (c) TOTAL
                                                   NUMBER OF       (d) MAXIMUM
                             (a)                   SHARES (OR       NUMBER (OR
                            TOTAL        (b)         UNITS)        APPROXIMATE
                            NUMBER     AVERAGE    PURCHASED AS   DOLLAR VALUE) OF
                             OF         PRICE       PART OF      SHARES (OR UNITS)
                            SHARES     PAID PER     PUBLICLY     THAT MAY YET BE
                             (OR        SHARE      ANNOUNCED     PURCHASED UNDER
                            UNITS)       (OR        PLANS OR       THE PLANS OR
         PERIOD            PURCHASED    UNIT)      PROGRAMS          PROGRAMS
-------------------------  ---------   --------   ------------   -----------------
November 1 to November 30    N/A         N/A          N/A               N/A

December 1 to December 31    N/A         N/A          N/A               N/A

January 1 to January 31      N/A         N/A          N/A               N/A

February 1 to February 28    N/A         N/A          N/A               N/A

March 1 to March 31          N/A         N/A          N/A               N/A

April 1 to April 30          N/A         N/A          N/A               N/A

Total                        N/A         N/A          N/A               N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics -- NOT APPLICABLE

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:    /s/ John P. Calamos, Sr.
       ----------------------------------
Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  June 29, 2006

By:    /s/ Patrick H. Dudasik
       ----------------------------------
Name:  Patrick H. Dudasik
Title: Principal Financial Officer
Date:  June 29, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:    /s/ John P. Calamos, Sr.
       ----------------------------------
Name:  John P. Calamos, Sr.
Title: Principal Executive Officer
Date:  June 29, 2006

By:    /s/ Patrick H. Dudasik
       ----------------------------------
Name:  Patrick H. Dudasik
Title: Principal Financial Officer
Date:  June 29, 2006